Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Continucare Corporation (the “Company”) for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), I, Spencer J. Angel, Chief Executive Officer of the Company, and I, Janet L. Holt, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Spencer J. Angel SPENCER J. ANGEL Chief Executive Officer September 27, 2002

By: /s/ Janet L. Holt Janet L. Holt Chief Financial Officer September 27, 2002

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